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                                 ABN AMRO FUNDS


                            ABN AMRO EQUITY PLUS FUND
                      ABN AMRO GLOBAL EMERGING MARKETS FUND

                      SUPPLEMENT DATED FEBRUARY 24, 2005 TO
          ABN AMRO FUNDS CLASS I SHARES PROSPECTUS DATED MARCH 1, 2004

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees determined that the termination and liquidation of ABN AMRO Equity Plus Fund and ABN AMRO Global Emerging Markets Fund is in the best interests of each Fund and its shareholders. Effective immediately, each Fund is closed to additional investments, provided that the Funds may in their discretion permit investments by 401(k) plans and other similar accounts who require additional time to change investment options. The estimated liquidation date of each Fund is on or about March 29, 2005.